Exhibit 99.3 INVESTOR PRESENTATION May 2024 Copyright 2024, Coherent. All rights reserved. 1

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements relating to future events and expectations, including our expectations regarding (i) our future financial and operational results (including expectations for future growth); (ii) capital expenditures and the results of investments in research and design; (iii) growth in the markets we serve including industrial, communications, electronics, and instrumentation; (iv) artificial intelligence and the growth in the datacom transceiver global market and opportunity by laser type; (v) silicon carbide including, without limitation, market growth, the silicon carbide investment transaction and the benefits thereof; (vi) our capitalization for future growth; and (vii) cost reductions (and savings) from restructuring actions, each of which, is based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this investor presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward- looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated herein to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 and additional risk factors that may be identified from time to time in filings of the Company; (iii) the substantial indebtedness the Company incurred in connection with its acquisition of Coherent, Inc. (the “Transaction”), the need to generate sufficient cash flows to service and repay such debt and the Company’s ability to generate sufficient funds to meet its anticipated debt reduction goals; (iv) the possibility that the Company may not be able to continue its integration progress on and/or take other restructuring actions, or otherwise be able to achieve expected synergies, operating efficiencies, including greater scale, focus, resiliency, and lower operating costs, and other benefits within the expected time-frames or at all and ultimately to successfully fully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (v) the possibility that such integration and/or the restructuring actions may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction and/or the restructuring actions; (vi) any unexpected costs, charges or expenses resulting from the Transaction and/or the restructuring actions; (vii) the risk that disruption from the Transaction and/or the restructuring actions materially and adversely affects the respective businesses and operations of the Company and Coherent; (viii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction and/or the restructuring actions; (ix) the ability of the Company to retain and hire key employees; (x) the purchasing patterns of customers and end users; (xi) the timely release of new products, and acceptance of such new products by the market; (xii) the introduction of new products by competitors and other competitive responses; (xiii) the Company’s ability to assimilate other recently acquired businesses, and realize synergies, cost savings, and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xiv) the Company’s ability to devise and execute strategies to respond to market conditions; (xv) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xvi) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xvii) the risks of business and economic disruption related to worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise. Unless otherwise indicated in this presentation, all information in this presentation is as of May 6, 2024. This presentation contains non-GAAP financial measures and key metrics relating to the Company’s past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” 2 Copyright 2024, Coherent. All rights reserved.

FROM A FOUNDATION OF MATERIALS AND IMAGINATION, WE ENABLE EXCITING MEGATRENDS COHERENT AT A GLANCE Year Founded NYSE 1971 COHR FY23 (1) Employees 26,000+ $5.2 B Revenue Available (1) Research & Development 2,400+ $64 B (1) Market (1) Patents Locations 3,000+ 126 Materials, Components, VERTICAL Subsystems, Systems Countries 24 INTEGRATION and Service (1) As of June 20, 2023 3 Copyright 2024, Coherent. All rights reserved.

INSIGHTFUL TARGETING AND INTEGRATION OF STRATEGIC ACQUISITIONS 5 Transformative Acquisitions 5.2 2022 - Laser sources & systems 2019 - Indium phosphide technology platform 2016 - Epitaxial wafer and SiC electronic devices 2013 - Gallium arsenide technology platform 2010 - Optical networks & China market 3.3 3.1 10 Years of Continuous CAGR 25% Revenue Growth 2.4 (1) 1.4 Revenue ($B) 1.2 1.0 0.8 0.7 0.7 0.6 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 (2) FY22 FY23 (1) Figures prior to FY2019 do not reflect the adoption of ASC 606. (2) Prepared in accordance to ASC 805. Includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20. Not calculated in accordance with Article 11 of SEC regulation S-X. 4 Copyright 2024, Coherent. All rights reserved.

$5.2 BILLION OF REVENUE IN FY23 WELL DIVERSIFIED ACROSS TECHNOLOGY, PRODUCTS, AND GEOGRAPHIC MARKETS Segments Markets Regions North Communications Materials Europe America Industrial Lasers 19% 26% 29% 34% 45% China BY REPORTING (1) 11% BY MARKET BY REGION 53% SEGMENT 14% 9% Korea & Japan 3% 45% 12% Instrumentation Other Networking Electronics (1) Revenue by region is based on customer headquarter addresses. (2) Amounts may not recalculate due to rounding. 5 Copyright 2024, Coherent. All rights reserved.

FOUR ATTRACTIVE GROWTH MARKETS AGGREGATE $64B TAM 14% FIVE-YEAR CAGR (2023-28)



INDUSTRIAL

TAM: $22B
CAGR: 9%



COMMUNICATIONS

TAM: $23B
CAGR: 14%



ELECTRONICS

TAM: $14B
CAGR: 20%



INSTRUMENTATION

TAM: $5B
CAGR: 8%

Sources: Optech Consulting, TechInsight, Strategies Unlimited, SEMI, Internal Estimates, DSCC

Sources: LightCounting, Omdia, Cignal AI, Yole, Dell'Oro Internal Estimates

Sources: IDC, Morgan Stanley, Research & Markets, Forbes, Yole, Strategy Analytics, IdTechEx, Internal Estimates

Sources: Strategies Unlimited, Markets & Markets, SDI (Strategic Directions), Internal Estimates

Note: TAM based on CY2023

COHERENT

Copyright 2024, Coherent. All rights reserved.

6

INDUSTRIAL MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Precision manufacturing§ Fiber lasers for laser welding of batteries§ 50 years of experience in laser technology § UV lasers for OLED manufacturing § Long term technology partner across all § Giga factories for EV battery processing laser architectures § Laser systems, subsystems, and § Advanced medical devices processing heads§ Broadest spectrum of laser and systems § Additive manufacturing technologies § Laser components, optics, crystals Semiconductor & display capital § One stop shop for processing equipment § Ceramics, metal matrix composites, and equipment diamond§ Productivity enhancement through § Increasing laser content from ingot to innovation and knowhow packaged ICs § OLED for mobile and micro-LED for high- end TV and large displays Aerospace & Defense 7 Copyright 2024, Coherent. All rights reserved.

COMMUNICATIONS MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Datacom§ 100 to 800 Gbps datacom transceivers§ Largest supplier of optical communications components § Increasing spend on cloud infrastructure § Pluggable coherent transceivers § Vertically integrated from material through § Artificial Intelligence/Machine Learning § Wavelength selective switches (WSS) subsystems, including coherent DSPs § Pluggable optical line subsystems (POLS) Telecom § Industry pioneer in broad range of § Open disaggregated systems§ Terrestrial and submarine pump lasers technology platforms § Pluggable coherent transceivers§ InP edge emitting lasers and GaAs VCSELs § Industry leading investments in R&D § Global and flexible manufacturing footprint 8 Copyright 2024, Coherent. All rights reserved.

ELECTRONICS



MARKET VERTICALS AND MEGATRENDS

Consumer electronics

- Advanced sensing
- AR/VR
- Wearables as health monitors

Automotive

- Increasing SiC electronics content in EVs
- Automotive sensing: in-cabin and LiDAR

PRODUCTS

- GaAs and InP optoelectronics
- VCSELs and edge emitting lasers
- Laser illumination modules
- Wafer level optics and subassemblies
- Waveguide materials, diffractive optics
- Silicon carbide substrates and epiwafers
- SiC MOSFET devices and modules

VALUE PROPOSITION

- Broadest portfolio of optoelectronics, optics, and electronics
- High-volume consumer electronics experience
- Differentiated, proprietary compound semiconductor platforms
  - 150 mm gallium arsenide platform
  - 200 mm silicon carbide platform
  - Leading indium phosphide platform
  - Decades of investment in high quality silicon carbide substrates
- Cross-functional engineering and integration expertise

INNOVATIONS THAT RESONATE

COHERENT

Copyright 2024, Coherent. All rights reserved.

9

INSTRUMENTATION MARKET VERTICALS AND MEGATRENDS PRODUCTS VALUE PROPOSITION Life Sciences § Materials, optics, lasers, § Life sciences (biotechnology, medical, and and thermoelectrics environmental) and scientific segment § Smart healthcare evolution, largely based on solutions technology§ Components to subassemblies and subsystems§ Custom solutions from proof-of-concept to § Point-of-care diagnostics manufacturing at scale § Optical, mechanical, electrical and § Personalized medicine software integration§ Rapid time to market of complete turnkey Scientific Instrumentation subassemblies and systems § ISO 9001 & 13485 § Environmental sustainability § Broadest product portfolio to support a wide range of applications § Advanced instrumentation § Extensive technology innovation for next- generation capabilities § Global manufacturing footprint and flexible supply chain partners 10 Copyright 2024, Coherent. All rights reserved.

ARTIFICIAL INTELLIGENCE: A REVOLUTION Driving growth in the cloud and beyond 11 Copyright 2024, Coherent. All rights reserved.

DATACOM MARKET IS INFLECTING, THANKS TO THE AI BOOM Datacom transceivers $M $14,000 Expect Long $12,000 800G/1.6T overlapping to dominate for 3.2T cycles $10,000 next 5 years 1.6T $8,000 800G 400G $6,000 200G Fast rise, “Annuity” $4,000 100G slow decay model of ROI $2,000 $- 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Source: LightCounting & Internal Estimates 12 Copyright 2024, Coherent. All rights reserved.

SILICON CARBIDE POWER SEMICONDUCTORS: ANOTHER REVOLUTION Electrification of transportation Sustainability of the planet 13 Copyright 2024, Coherent. All rights reserved.

SILICON CARBIDE BUSINESS OVERVIEW FY24 Key Stats Business Overview Leading global supplier of silicon carbide (SiC) substrates for power device and radio frequency end market applications >50% — Large addressable market estimated to grow from $3 billion in 2022 to $21 billion in 2030 (28% CAGR) Growth Two decades of innovation in SiC materials — Proprietary, in-house designed and built growth furnaces, control hardware and software — Industry’s first 200 mm substrate, with volume manufacturing scheduled for 2024 625 Profitable Employees Vertical integration strategy from substrates to modules — Key technologies and development of SiC MOSFETs Global footprint with capacity to expand — 8 sites across 3 continents to support global customers — State-of-the-art 300,000 sq ft growth facility in Easton, PA with capacity to reach 1 million+ (150 mm equiv.) annual wafers 14 Copyright 2024, Coherent. All rights reserved.

SILICON CARBIDE INVESTMENT TRANSACTION TO SEPARATE SILICON CARBIDE BUSINESS WITH MARKET-LEADING PARTNERS Pioneer in silicon carbide power Global Tier-1 automotive supplier; Leader in materials, networking and devices; leading capabilities in electrification laser technologies leading capabilities in high-voltage and power semiconductors industrial and transportation 75% 12.5% 12.5% Ownership Silicon Carbide Business 15 Copyright 2024, Coherent. All rights reserved.

SILICON CARBIDE INVESTMENT TRANSACTION DETAILS § On December 4, 2023, Coherent separated and contributed its silicon carbide (SiC) business to Transaction Structure newly formed subsidiary at a $4 billion valuation § Mitsubishi Electric and DENSO invested $1 billion into the new subsidiary in exchange for combined 25% non-controlling interest in the Business (no proceeds to Coherent) § Coherent retains 75% controlling interest in the Silicon Carbide business § $1.0 billion at a $3 billion pre-money valuation Total Investment § Investment to fund future capital expansion and operations of the SiC business § Coherent appointed 100% of Board of the Business Governance and Business Leadership § The Business will continue to operate under the Coherent brand with current leadership team § Concurrently with closing, the Business entered into long-term supply agreements with Mitsubishi Long-term Supply Electric and DENSO that support the expansion of substrate and epitaxial wafer shipments Agreements 16 Copyright 2024, Coherent. All rights reserved.

STRATEGIC BENEFITS OF THE SILICON CARBIDE INVESTMENT TRANSACTION § $1.0 billion capital to fund and accelerate growth plans Silicon Carbide Business § Long-term supply agreements with market-leading partners to support expansion of wafer shipments § Deepen strategic partnership with Mitsubishi Electric and DENSO with leadership in end markets § Values Coherent interest in silicon carbide business at $3.0 billion Coherent § Recognizes value of unique material technologies and investments to date § Represents ~10x FY2024E revenue § New investment to fund capital and operations of silicon carbide business § Provides greater financial and operating flexibility for Coherent by freeing up capital Coherent had planned for silicon carbide business § Retains 75% ownership in the Business with continued operating and governance controls § Expanded growth prospects of silicon carbide business 17 Copyright 2024, Coherent. All rights reserved.

FINANCIAL HIGHLIGHTS 18 Copyright 2024, Coherent. All rights reserved.

THIRD QUARTER FISCAL 2024 HIGHLIGHTS $1.209 billion, above the high end of our $1.120 – 1.200 billion guidance. REVENUE $0.53, above the high end of our $0.32 – 0.52 guidance and up from $0.36 in the preceding quarter. Non-GAAP EPS OPERATING $117 million, compared to $152 million in the year-ago quarter and $67 million in the preceding quarter. CASH FLOW DEBT We paid down $58 million of our outstanding debt. REDUCTION Macroeconomic uncertainty continues to impact our near-term growth and visibility. Recovery in our Telecom vertical was slower than we previously expected. We continued to see signs of ongoing improving demand VISIBILITY trends along with favorable company-specific trends during the quarter. We expect ongoing sequential improvement in revenue growth in the fourth quarter of fiscal 2024. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures in the section captioned “GAAP to NON-GAAP RECONCILIATION.” 19 Copyright 2024, Coherent. All rights reserved.

THIRD QUARTER FISCAL 2024 HIGHLIGHTS - CONTINUED We enjoyed a fourth straight quarter of strong demand for our AI/ML-related Datacom transceivers. Our 800G revenue increased sequentially by almost 80% to almost $200 million and is on track to exceed $250M in our fourth quarter of fiscal 2024. In response to customer demand, we are making progress AI/ML toward commercial launch of our 1.6T Datacom transceivers and components in calendar 2025. We expect to ship commercial samples of 1.6T Datacom transceivers to our customers starting in the first quarter of fiscal 2025. As previously noted, as we transform the Company to improve operating performance, restructure our STRATEGIC production footprint to enhance operating resiliency, and complete the integration of legacy Coherent, Inc., we are exploring other strategic opportunities—not including material acquisitions—to unlock shareholder OPPORTUNITIES value. 20 Copyright 2024, Coherent. All rights reserved.

QUARTERLY REVENUE BY SEGMENT REVENUE DISTRIBUTION BY SEGMENT (1) Revenue Distribution Quarterly Revenue by Segment 1,400 1,240 1,205 1,209 1,131 1,200 1,053 29% 1,000 Lasers Materials 20% 800 600 FY24 Q3 400 200 0 51% FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 Lasers 365 333 336 354 351 Networking 551 585 473 524 619 Networking Materials 324 288 245 254 239 Note: Amounts may not recalculate due to rounding. 21 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

QUARTERLY BACKLOG BY SEGMENT BACKLOG DISTRIBUTION BY SEGMENT (1) Quarterly Backlog Trend Backlog Distribution 3,500 2,893 2,883 2,745 3,000 2,735 2,609 2,500 Materials Lasers 30% 21% 2,000 1,500 FY24 Q3 1,000 500 0 FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 49% Lasers 867 878 821 812 815 Networking 1,075 1,217 1,404 1,446 1339 Materials 667 650 668 625 581 Networking Note: Amounts may not recalculate due to rounding. 22 Copyright 2024, Coherent. All rights reserved. Backlog ($M)

QUARTERLY REVENUE BY MARKET REVENUE DISTRIBUTION BY MARKET (1) Quarterly Revenue Trend Revenue Distribution 1,400 1,240 1,209 1,205 1,131 1,200 1,053 1,000 Instrumentation Industrial 35% 8% 800 600 Electronics 6% 400 FY24 Q3 200 0 FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 Instrumentation 125 117 99 99 98 51% Electronics 139 106 90 89 74 Communications 538 570 460 520 616 Industrial 438 412 404 423 421 Communications Note: Amounts may not recalculate due to rounding. 23 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

QUARTERLY REVENUE BY REGION REVENUE DISTRIBUTION BY REGION (1) Quarterly Revenue Trend Revenue Distribution Japan & 1,240 1,400 1,209 1,205 Korea 1,131 1,053 1,200 13% 1,000 China Europe 800 13% 15% 600 Other 2% 400 FY24 Q3 200 0 FY23 Q3 FY23 Q4 FY24 Q1 FY24 Q2 FY24 Q3 Other 37 31 27 28 30 China 135 137 132 162 154 57% Japan & Korea 171 166 148 158 155 Europe 242 229 190 160 182 North America 656 642 556 623 688 North America Note: Prior periods restated to conform to current period presentation. Note: Amounts may not recalculate due to rounding. 24 Copyright 2024, Coherent. All rights reserved. Revenue ($M)

FOURTH QUARTER FISCAL 2024 OUTLOOK Revenue $1.23 – 1.32 billion Non-GAAP Gross Margin 36.0 – 37.5% Non-GAAP Operating Expenses $254 – 270 million Non-GAAP Operating Margin 16 – 17% Non-GAAP Adjusted EBITDA 22 – 23% Interest Expense $66 – 69 million Non-GAAP Tax Rate 16 – 19% Series B Preferred P.I.K. Dividend Approximately $31 million (1) Non-GAAP Earnings Per Share $0.52 – 0.68 Share Count 156 million for the entire guidance range Capital Expenditures $115 – 135 million (approximately $50M funded by Silicon Carbide LLC) Stock compensation $23 – 29 million Pretax amounts of Amortization Approximately $74 million Non-GAAP adjustments Restructuring, synergies, $60 – 70 million and consolidation expenses (1) The Company does not provide reconciliations of forward-looking Non-GAAP EPS. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure. 25 Copyright 2024, Coherent. All rights reserved.

FISCAL 2024 FULL YEAR OUTLOOK Revenue $4.62 – 4.70 billion Non-GAAP Gross Margin 35.7 – 36.3% Non-GAAP Operating Expenses $975 million – 990 million Non-GAAP Operating Margin 14.7 – 15.2% Non-GAAP Adjusted EBITDA 21.0 – 21.5% Interest Expense $286 – 290 million Non-GAAP Tax Rate 17 – 18% Series B Preferred P.I.K. Dividend Approximately $123 million (1) Non-GAAP Earnings Per Share $1.56 – 1.73 Share Count 154 million for the entire guidance range Capital Expenditures $365 – 385 million (approximately $150M funded by Silicon Carbide LLC) Stock compensation $122 – 128 million Pretax amounts of Non- Amortization Approximately $290 million GAAP adjustments Restructuring, synergies, and $198 – 208 million consolidation expenses (1) The Company does not provide reconciliations of forward-looking Non-GAAP EPS. The Company is unable, without unreasonable efforts, to forecast certain items required to develop a meaningful GAAP financial measure that is comparable to this forward-looking figure. 26 Copyright 2024, Coherent. All rights reserved.

GAAP TO NON-GAAP RECONCILIATION 27 Copyright 2024, Coherent. All rights reserved.

GROSS PROFIT RECONCILIATION $ Millions (Unaudited) Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Gross profit on GAAP basis 367 351 307 343 420 Share-based compensation 5 5 7 5 7 Amortization of acquired intangibles 31 30 31 39 31 Fair value adjustment on acquired inventory — — — — — Integration, site consolidation and other 30 22 21 46 6 Gross profit on non-GAAP basis 433 408 366 433 463 28 Copyright 2024, Coherent. All rights reserved.

OPERATING EXPENSE RECONCILIATION $ Millions (Unaudited) Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Internal R&D on GAAP basis 128 111 114 123 126 Share-based compensation (5) (5) (8) (5) (6) Amortization of acquired intangibles (1) (1) (1) (1) (0) Start-up costs (1) (1) (0) — — Integration, site consolidation and other (3) (3) (1) (3) (0) Internal R&D on non-GAAP basis 118 102 103 115 120 SG&A on GAAP basis 205 209 212 256 226 Share-based compensation (16) (17) (29) (17) (23) Amortization of acquired intangibles (41) (41) (41) (94) (62) Integration, site consolidation and other (16) (18) (10) (13) (16) SG&A on non-GAAP basis 132 134 131 133 126 Restructuring on GAAP basis 12 (2) 3 119 — Restructuring charges (12) 2 (3) (119) — Restructuring on non-GAAP basis — — — — — 29 Copyright 2024, Coherent. All rights reserved.

INCOME FROM OPERATIONS RECONCILIATION $ Millions (Unaudited) Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Op. income (loss) on GAAP basis 22 32 (21) (155) 67 Share-based compensation 26 27 45 26 35 Fair value adjustment on acquired inventory — — — — — Amortization of acquired intangibles 72 72 73 134 93 Start-up costs 1 1 0 — — Restructuring charges 12 (2) 3 119 — Transaction fees and financing — — — — — Integration, site consolidation and other 49 42 33 61 22 Op. income on non-GAAP basis 182 172 132 185 217 Non-GAAP Op. Margin Percentage 15.1% 15.2% 12.6% 15.4% 17.5% 30 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS RECONCILIATION $ Millions (Unaudited) Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Net earnings (loss) attributable to Coherent (13) (27) (68) (178) 3 Corp. on GAAP basis Share-based compensation 26 27 45 26 35 Amortization of acquired intangibles 72 72 73 134 93 Fair value adjustment on acquired inventory — — — — — Start-up costs 1 1 0 — — Foreign currency exch. (gains) losses 3 6 (1) 6 1 Restructuring charges 12 (2) 3 119 — Integration, site consolidation and other 49 42 33 61 22 Transaction fees and financing — — — — — Tax impact of non-GAAP measures (37) (33) (31) (73) (36) Net earnings attributable to Coherent Corp. on 113 86 55 95 118 non-GAAP basis 31 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS PER COMMON SHARE $ (Unaudited) Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Net earnings (loss) attributable to Coherent Corp., GAAP Basic Earnings (Loss) Per Share (0.29) (0.38) (0.65) (1.54) (0.24) Diluted Earnings (Loss) Per Share (0.29) (0.38) (0.65) (1.54) (0.24) Net earnings (loss) attributable to Coherent Corp., non-GAAP Basic Earnings Per Share 0.54 0.37 0.16 0.42 0.59 Diluted Earnings Per Share 0.53 0.36 0.16 0.41 0.58 32 Copyright 2024, Coherent. All rights reserved.

NET EARNINGS, GAAP, AND ADJUSTED EBITDA RECONCILIATION $ Millions (Unaudited) Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Jun 30, 2023 Mar 31, 2023 Net earnings (loss) on GAAP basis (16) (29) (68) (178) 3 Income taxes (benefit) (16) (9) (21) (55) (7) Depreciation and amortization 140 138 138 204 161 Interest expense 73 75 73 79 75 Interest income (13) (7) (4) (4) (2) EBITDA 168 168 120 45 229 EBITDA margin 13.9% 14.9% 11.4% 3.7% 18.5 % Prelim. fair value adj. on acquired inv. — — — — — Stock based compensation 26 27 45 26 35 Foreign currency exch. (gains) losses 3 6 (1) 6 1 Start-up costs 1 1 — — — Restructuring charges 12 (2) 3 119 — Integration, site consolidation and other 49 42 33 61 22 Adjusted EBITDA 259 243 200 257 287 Less: adjusted EBITDA attributable to 2 0 — — — noncontrolling interests Adjusted EBITDA attributable to Coherent 261 243 200 257 287 Corp. Adjusted EBITDA margin attributable to 21.6% 21.5% 19.0% 21.4% 23.1 % Coherent Corp. 33 Copyright 2024, Coherent. All rights reserved.

RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Reconciliation of GAAP Measures to non-GAAP Measures*
$ Millions
(Unaudited)

	Three Months Ended			Year Ended	
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Gross profit on GAAP basis	$ 343.4	$ 420.2	$ 326.0	$1,618.3	$1,265.5
Share-based compensation	4.9	6.5	0.9	22.9	5.1
Amortization of acquired intangibles(1)	38.7	30.7	9.6	132.1	38.3
Preliminary fair value adjustment on acquired inventory	—	—	—	157.5	—
Integration, site consolidation and other(3)	45.8	5.8	6.9	53.2	9.8
Start-up costs(5)	—	—	—	—	2.8
Gross profit on non-GAAP basis	$ 432.8	$ 463.2	$ 343.4	$1,984.0	$1,321.5
Operating income (loss) on GAAP basis	$ (155.2)	$ 67.4	$ 114.2	$ (37.1)	$ 414.3
Share-based compensation	26.4	35.1	13.5	149.6	73.1
Amortization of acquired intangibles(1)	133.5	92.7	19.9	414.1	79.7
Preliminary fair value adjustment on acquired inventory	—	—	—	157.5	—
Restructuring charges(1)	119.1	—	—	119.1	—
Integration, site consolidation and other(2)	61.3	21.9	7.5	124.5	14.3
Transaction fees and financing(3)	—	—	7.1	38.7	36.6
Start-up costs(4)	—	—	6.4	—	32.3
Operating income on non-GAAP basis	$ 185.1	$ 217.1	$ 168.6	$ 966.5	$ 650.2

Reconciliation of GAAP Segment Operating Income (Loss) to Segment Non-GAAP Operating Income (Loss)*
$ Millions
(Unaudited)

	Three Months Ended			Year Ended	
	Jun 30, 2023	Mar 31, 2023	Jun 30, 2022	Jun 30, 2023	Jun 30, 2022
Networking GAAP Operating Income (Loss)	$ (8.1)	$ 49.5	$ 67.1	$ 222.4	$ 231.6
Share-based compensation	7.6	6.9	3.1	33.6	30.9
Amortization of acquired intangibles(1)	22.9	16.5	16.5	72.3	66.3
Restructuring charges(2)	55.6	—	—	55.6	—
Integration, site consolidation and other(3)	0.9	1.8	2.3	5.2	6.2
Transaction fees and financing(4)	—	—	0.5	—	0.5
Non-GAAP Networking Operating Income	$ 78.9	$ 74.7	$ 89.5	$ 389.1	$ 335.5
Materials GAAP Operating Income (Loss)	$ (65.0)	$ 67.8	$ 53.5	$ 159.6	$ 218.6
Share-based compensation	10.4	10.7	10.5	51.1	42.2
Amortization of acquired intangibles(1)	35.1	3.2	3.3	44.8	13.3
Restructuring charges(2)	60.4	—	—	60.4	—
Integration, site consolidation and other(3)	29.4	7.3	5.2	40.5	8.1
Transaction fees and financing(4)	—	—	0.2	—	0.2
Start-up costs(4)	—	—	6.4	—	32.3
Non-GAAP Materials Operating Income	$ 70.2	$ 89.0	$ 79.1	$ 356.4	$ 314.7
Lasers GAAP Operating Income (Loss)	$ (82.1)	$ (49.9)	$ —	$ (419.1)	$ —
Share-based compensation	8.4	17.5	—	64.9	—
Amortization of acquired intangibles(1)	75.6	73.0	—	297.1	—
Restructuring charges(2)	3.1	—	—	3.1	—
Integration, site consolidation and other(3)	31.0	12.8	—	78.8	—
Transaction fees and financing(4)	—	—	—	38.7	—
Preliminary fair value adjustment on acquired inventory	—	—	—	157.5	—
Non-GAAP Lasers Operating Income	$ 36.0	$ 53.4	$ —	$ 221.0	$ —
Unallocated and Other GAAP Operating Income (Loss)	$ —	$ —	$ (6.4)	$ —	$ (35.9)
Transaction fees and financing(4)	—	—	6.4	—	35.9
Non-GAAP Unallocated and Other GAAP Operating Income (Loss)	$ —	$ —	$ —	$ —	$ —
Total GAAP Operating Income (Loss)	$ (155.2)	$ 67.4	$ 114.2	$ (37.1)	$ 414.3
Non-GAAP Operating Income	$ 185.1	$ 217.1	$ 168.6	$ 966.5	$ 650.2

COHERENT

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